SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                  FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): May 16, 2000


                         SANTA FE FINANCIAL CORPORATION
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                Exact Name of Registrant as Specified in Its Charter

                                   Nevada
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                 (State or Other Jurisdiction of Incorporation)

       0-6877                                        95-2452529
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(Commission File Number)                   (IRS Employer Identification Number)


11315 Rancho Bernardo Road, Suite 129
San Diego, California                                       92127-1463
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(Address of Principal Executive Offices)                     Zip Code

                               (858) 673-4722
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             (Registrant's Telephone Number, Including Area Code)

                                   N/A
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          (Former Name or Former Address if Changed Since Last Report)

5. Other Events

   The Annual Meeting of the Shareholders of Santa Fe Financial Corporation ("Santa Fe" or the "Company") was held on May 16, 2000, at the Luxe Summit Hotel Bel-Air, 11461 Sunset Blvd., Los Angeles, California 90049. At that meeting, all of management's nominees: John V. Winfield, William J. Nance and John C. Love, were elected as Directors of the Company to serve until the next Annual Meeting, with each nominee receiving in excess of 99% of the shares voted. At that Meeting, the shareholders also voted in favor of the ratification of PricewaterhouseCoopers LLP as the independent accountants of the Company. A tabulation of the vote follows:

Proposal (1) - Directors:                Votes For      Against      Abstained
                                         ---------      -------      ---------
   John V. Winfield                      1,080,547            0        5,200
   John C. Love                          1,080,347            0        5,400
   William J. Nance                      1,080,347            0        5,400

Proposal (2) - Accountants:
   PricewaterhouseCoopers LLP            1,078,099          408        7,240


   On May 16, 2000, the Board of Directors of Santa Fe approved a change in the fiscal year end of the Company from December 31 to June 30 to coincide with the fiscal year end of its parent company, The InterGroup Corporation. As a result of the change in fiscal year end, Santa Fe will not be filing a Quarterly Report on Form 10-QSB for the quarterly period ending June 30, 2000, but will be filing a Transition Report on Form 10-KSB for the six months ending June 30, 2000 on or before September 28, 2000.

   The Board of Directors also voted to increase the number of shares of Common Stock that the Company is authorized repurchase as part of its existing limited buy-back program by an additional 70,000 shares. The Company may, from time to time, in the discretion of management, buy back shares of its $.10 par value Common Stock depending on market conditions.



                             SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SANTA FE FINANCIAL CORPORATION


Dated: May 25, 2000                       By /s/ Michael G. Zybala
                                             -----------------------------
                                             Michael G. Zybala
                                             Vice President and Secretary